Summary of Property and Equipment and Related Accumulated Depreciation (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Property, Plant and Equipment [Line Items]
Office equipment	$ 2,704	16,376	7,214
Leasehold improvement	600	3,633	1,661
Motor vehicles	15	88	88
Property and equipment, cost	3,319	20,097	8,963
Less: Accumulated depreciation	(1,158)	(7,012)	(4,149)
Property and equipment, net	$ 2,161	13,085	4,814